Exhibit 99.3 - Chief Executive Officer Certification (Section 906)

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PaperFree Medical Solutions, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Ronald Cole, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ronald Cole, Jr.
--------------------------
    Ronald Cole, Jr
    Chief Executive Officer
    President


Date  July 20, 2005
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